                                                                    Exhibit 99.1

EMPIRE
RESORT, INC.

EMPIRE RESORTS CONTACT:                     INVESTOR CONTACT:
Charles A. Degliomini                       Chris Witty / Jody Burfening
VP, Communications & Government Relations   Lippert/Heilshorn & Associates, Inc.
(845) 807-0001                              (212) 838-3777
                                            CWITTY@LHAI.COM

FOR IMMEDIATE RELEASE
---------------------

     EMPIRE RESORTS ANNOUNCES NOTICE OF AVAILABILITY FOR DRAFT ENVIRONMENTAL
         ASSESSMENT MARKS NEXT STEP FORWARD TOWARDS OPENING A CASINO AT
                               MONTICELLO RACEWAY

LAS VEGAS, NV, SEPTEMBER 11, 2006 - Empire Resorts,  Inc.  (NASDAQ:  NYNY) today announced that on September 7, 2006,  its partners,  the St. Regis Mohawk Tribe, received a Notice of Availability  (NOA) from the Bureau of Indian Affairs (BIA)
regarding the draft Environmental Assessment (EA) required to take the land into trust for the proposed St. Regis Mohawk  Casino at  Monticello  Raceway and that the draft EA is available for public review.

The draft EA will be available for review  beginning  Tuesday,  September 12, at the Monticello  public library and at the Monticello  Clerk's office.  Should no additional  info be presented  that requires  additional  analysis this draft EA would be adopted as the final Environmental  Assessment for the for the proposed transfer  of the  parcel  totaling  approximately  30 acres  into  trust for the benefit of the St. Regis Mohawk Tribe.

David P.  Hanlon,  CEO and  president  of  Empire  Resorts  stated,  "We and our partners,  the St. Regis Mohawks,  are pleased with the draft EA and continue to work with the BIA to pave the way for a casino in the  Catskills.  This marks an important  step  towards  creating  thousands of jobs and a once in a generation economic  opportunity for the Catskills.  Just as  importantly,  this Vegas-like project will place New York State on a  competitive  footing with the  expanding casinos markets in New Jersey, Pennsylvania and Connecticut."

ABOUT EMPIRE RESORTS, INC.
Empire  operates the  Monticello  Raceway and is involved in the  development of other legal  gaming  venues in New York.  Empire  opened  Mighty M Gaming at the
Raceway site on June 30, 2004.  This  facility  features over 1,500 video gaming machines and amenities such as a 350-seat buffet and live entertainment.  Empire is also working to develop a $500 million "Class III" Native American casino and resort on a site adjacent to the Raceway and other gaming and non-gaming  resort projects in the Catskills region and other areas.

STATEMENTS IN THIS PRESS RELEASE  REGARDING THE COMPANY'S  BUSINESS THAT ARE NOT
HISTORICAL  FACTS  ARE  "FORWARD-LOOKING  STATEMENTS"  THAT  INVOLVE  RISKS  AND
UNCERTAINTIES,  INCLUDING  THE  NEED FOR  REGULATORY  APPROVALS,  FINANCING  AND
SUCCESSFUL COMPLETION OF CONSTRUCTION. THE COMPANY WISHES TO CAUTION READERS NOT
TO PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH STATEMENTS ARE
MADE PURSUANT TO THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1994, AND AS
SUCH,  SPEAK ONLY AS OF THE DATE MADE.  TO THE EXTENT THE  CONTENT OF THIS PRESS
RELEASE  INCLUDES  FORWARD-LOOKING  STATEMENTS,  THEY INVOLVE  VARIOUS RISKS AND
UNCERTAINTIES  INCLUDING  (I) THE RISK THAT THE VARIOUS  APPROVALS  NECESSARY AS
DESCRIBED  HEREIN AND OTHER  APPROVALS  REQUIRED TO BE OBTAINED  FROM THE UNITED
STATES  CONGRESS,  THE BUREAU OF INDIAN  AFFAIRS,  THE  NATIONAL  INDIAN  GAMING
REGULATORY  COMMISSION,  THE GOVERNOR OF THE STATE OF NEW YORK AND VARIOUS OTHER
FEDERAL,  STATE AND LOCAL GOVERNMENTAL ENTITIES ARE NOT RECEIVED,  (II) THE RISK
THAT FINANCING  NECESSARY FOR THE PROPOSED  PROGRAMS OR PROJECTS MAY NOT BE ABLE
TO  BE  OBTAINED  BECAUSE  OF  CREDIT  FACTORS,   MARKET   CONDITIONS  OR  OTHER
CONTINGENCIES,  (III) THE RISK THAT SOVEREIGN  NATIVE  AMERICAN  GOVERNMENTS MAY
EXERCISE  CERTAIN BROAD RIGHTS WITH REGARD TO TERMINATION OF ITS AGREEMENTS WITH
THE COMPANY (IV) THE RISK OF  NON-COMPLIANCE  BY VARIOUS  COUNTERPARTIES  OF THE
RELATED  AGREEMENTS,  AND (V) GENERAL  RISKS  AFFECTING THE COMPANY AS DESCRIBED
FROM  TIME TO TIME IN IT'S  REPORTS  FILED  WITH  THE  SECURITIES  AND  EXCHANGE
COMMISSION.  FOR A FULL DISCUSSION OF SUCH RISKS AND UNCERTAINTIES,  WHICH COULD
CAUSE  ACTUAL  RESULTS TO DIFFER  FROM THOSE  CONTAINED  IN THE  FORWARD-LOOKING
STATEMENTS,  SEE "RISK FACTORS" IN THE COMPANY'S  ANNUAL REPORT OR FORM 10-K FOR
THE MOST RECENTLY ENDED FISCAL YEAR.